Exhibit 10.4

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of October 31, 2006, among Brickman Bengals, LLC (the “New Guarantor”), a subsidiary of The Brickman Group, Ltd. (or its successor), a Delaware corporation (the “Company”), the Company, the Guarantors (the “Existing Guarantors”) under the Indenture referred to below, and The Bank of New York Trust Company, N.A. (successor to Bank One N.A.), as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS the Company has heretofore executed and delivered to the Trustee an Indenture (as such may be amended from time to time, the “Indenture”), dated as of December 20, 2002, providing for the issuance of its 11 3/4% Senior Subordinated Notes due 2009 (the “Notes”);

WHEREAS Section 4.20 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all of the Company’s obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth herein; and

WHEREAS pursuant to Section 8.01 of the Indenture, the Trustee, the Company and Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. Definitions. (a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Agreement to Guarantee. The New Guarantor hereby agrees, jointly and severally with all other Guarantors, to Guarantee the Company’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture. From and after the date hereof, the New Guarantor shall be a Guarantor for all purposes under the Indenture and the Notes.

3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

4. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

5. Trustee Makes No Representation. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

6. Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

7. Headings. The headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date and year first above written.

BRICKMAN BENGALS, LLC

By:	/s/ Mark A. Hielle
Name:	Mark A. Hielle
Title:	Executive Vice President

By:	/s/ Charles B. Silcox
Name:	Charles B. Silcox
Title:	Vice President

THE BRICKMAN GROUP, LTD.

By:	/s/ Mark A. Hielle
Name:	Mark A. Hielle
Title:	Executive Vice President

By:	/s/ Charles B. Silcox
Name:	Charles B. Silcox
Title:	Vice President

EXISTING GUARANTOR:

BRICKMAN GROUP LLC

By:	/s/ Mark A. Hielle
Name:	Mark A. Hielle
Title:	Executive Vice President

By:	/s/ Charles B. Silcox
Name:	Charles B. Silcox
Title:	Vice President

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ R. Tarnas
Name:	R. Tarnas
Title:	Vice President